FUNDVANTAGE TRUST

Polen Global Growth Fund

Supplement dated June 5, 2023 to the Prospectus, Summary Prospectus and Statement of Additional Information

(“SAI”) of Polen Global Growth Fund (the “Fund”) dated September 1, 2022, as supplemented

Changes to the Fund’s Portfolio Management Team

Effective June 30, 2023, Bryan Power will assume the role of co-portfolio manager of the Fund. Accordingly, the Prospectus is revised as follows:

1.	The Section entitled “Portfolio Managers” on page 5 of the Prospectus is hereby amended by deleting the disclosure in its entirety and inserting the following:

Portfolio Managers

Damon Ficklin, Head of Team, Portfolio Manager and Analyst, has served as a Portfolio Manager of the Fund since 2017. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2003.
Jeff Mueller, Portfolio Manager and Analyst, has served as a Portfolio Manager of the Fund since 2017. He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2013.

Bryan Power, CFA, Portfolio Manager, Director of Research and Analyst, has served as a Portfolio Manager of the Fund since June 2023.  He has been a member of Polen Capital’s Large Company Growth Team since joining the firm in 2016.

2.	The Section entitled “Portfolio Managers” on page 11 of the Prospectus is hereby amended by deleting the disclosure in its entirety and inserting the following:

PORTFOLIO MANAGERS

Damon Ficklin, Head of Team, Portfolio Manager and Analyst, is Lead Portfolio Manager for the Global Growth strategy, and a member of the investment team at Polen Capital. Mr. Ficklin joined Polen Capital in 2003 and, with Mr. Mueller and Mr. Power, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, Mr. Ficklin spent one year as an equity analyst at Morningstar. Prior to that, he spent four years as a tax consultant at PricewaterhouseCoopers LLP. Mr. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business.

Jeff Mueller, Portfolio Manager and Analyst, is a Portfolio Manager of the Global Growth strategy and a member of the investment team at Polen Capital. Mr. Mueller joined Polen Capital in 2013 and, with Mr. Ficklin and Mr. Power, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, Mr. Mueller spent ten years in the U.S. Marine Corps. Mr. Mueller earned a B.A. in Communications and Business Administration from Trinity University and an M.B.A. with honors and distinction from Columbia Business School.

Bryan Power, CFA, Portfolio Manager, Director of Research and Analyst, is a Portfolio Manager for the Global Growth strategy and a member of the investment team at Polen Capital.  He joined Polen Capital in 2016 and, with Mr. Ficklin and Mr. Mueller, is responsible for the day-to-day portfolio management and investment analysis for the Fund. Prior to joining Polen Capital, he was an Equity Research Associate at Oppenheimer & Co.  Mr. Power received a B.A. in Economics and Business from Johns Hopkins University and an M.B.A. from the University of Chicago Booth School of Business.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of Fund shares.

In addition, the SAI is revised as follows:

3.	The Section entitled “Portfolio Managers” beginning on page 40 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of the Fund, including information regarding:

(i)	“Other Accounts Managed.” Other accounts managed by Messrs. Ficklin, Mueller and Power, who are the Portfolio Managers responsible for the day-to-day management of the Fund;

(ii)	“Material Conflicts of Interest.” Material conflicts of interest that may arise in connection with each Portfolio Manager’s management of the Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by each Portfolio Manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by each Portfolio Manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)	“Compensation.” A description of the structure of and method used to determine the compensation received by the Fund’s Portfolio Managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts; and

(iv)	“Ownership of Securities.” Information regarding the Portfolio Managers’ dollar range of equity securities beneficially owned in the Fund.

Other Accounts Managed. Mr. Power does not manage any other accounts. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Messrs. Ficklin and Mueller, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2022:

Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Damon Ficklin
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$882	1	$24
Other Accounts:	782	$3,782	1	$196

Jeff Mueller
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$882	1	$24
Other Accounts:	782	$3,782	1	$196

Material Conflicts of Interest. Polen Capital provides advisory services to other clients which invest in securities of the same type in which the Fund invests. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

Compensation. The Adviser compensates the Fund’s Portfolio Managers for management of the Fund. A Portfolio Manager’s compensation consists of  (i) a base salary, (ii) a year-end bonus and (iii) awards of equity (“Equity Interests”) in the Adviser, including direct Equity Interests and/or phantom Equity Interests, entitling a Portfolio Manager to a proportionate year-end distribution of the Adviser’s net profits. The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s Portfolio Managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of April 30, 2022, Mr. Ficklin beneficially owned over $1,000,000 and Mr. Mueller beneficially owned $500,001-$1,000,000 of equity securities in the Fund. As of May 31, 2023, Mr. Power beneficially owned $1-$10,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.